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                                                                  EXHIBIT 32.2


                                  CERTIFICATION


Pursuant to 18 U.S.C. ss. 1350, I, John Chieffo, Chief Financial Officer of Pruco Life Insurance Company of New Jersey (the "Company"), hereby certify that the Company's Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 13, 2005





                                                      /s/ John Chieffo
                                                     -----------------------
                                                     John Chieffo
                                                     Chief Financial Officer





The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Report or aS a separate disclosure document.




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